UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8400 E. Crescent Parkway, Suite 450, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of each class	Trading Symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Acquisition

On June 25, 2020, SLG Chemicals, Inc., a Colorado corporation (“SLG Chemicals”) and a wholly owned subsidiary of Scott’s Liquid Gold-Inc., a Colorado corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with CR Brands, Inc., a Delaware corporation (“CR Brands”), and Sweep Acquisition Company, a Delaware corporation (“Sweep” and together with CR Brands, “Sellers”), pursuant to which SLG Chemicals agreed to purchase from Sellers substantially all of the assets, properties, rights and interests of Sellers primarily used in the business of designing, formulating, marketing and selling laundry care products to retail and wholesale customers under the Biz® and Dryel® brand names (the “Business”). The transactions contemplated by the Purchase Agreement were consummated on July 1, 2020 (the “Acquisition”).  The total consideration SLG Chemicals paid for the Business was $9,250,000, plus an amount equal to the value of the Business-related inventory (including raw materials, work-in-progress inventory, finished goods and bill of material expense items) as of the closing, up to a maximum of $1,700,000, plus an earnout that will be paid following the second anniversary of the closing, the amount of which is based on sales to a certain new client. An amendment to this Current Report on Form 8-K will be filed within 75 days of July 1, 2020 to report certain financial information regarding the Business and the Acquisition.

A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference herein. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to Exhibit 2.1.

Loan Agreement

On July 1, 2020, the Company, SLG Chemicals and Neoteric Cosmetics, Inc., a Colorado corporation (“Neoteric”) and wholly owned subsidiary of the Company, as borrowers, entered into a Loan and Security Agreement (the “Loan Agreement”) with UMB Bank, N.A. (“UMB”), as lender, pursuant to which UMB provided a term loan and a revolving credit facility that will be used to finance a portion of the Acquisition, to repay amounts owed under, and terminate, that certain Credit Agreement, dated June 30, 2016, between the Company, SLG Chemicals, Neoteric, Colorado Product Concepts, Inc., SLG Touch-a-Lite, Inc. and JPMorgan Chase Bank, N.A., (as amended, the “Existing Credit Agreement”) and for working capital. The term loan amount is $3 million with monthly payments fully amortized over three years and interest at the LIBOR Rate + 4.5%, with a floor of 5.5%. The revolving credit facility amount is $7 million with interest at the LIBOR Rate + 3.75%, with a floor of 4.75%. The revolving credit facility will terminate on July 1, 2023 or any earlier date on which the revolving commitment is otherwise terminated pursuant to the Loan Agreement. The loans are secured by all of the assets of the Company and all of its subsidiaries.

The Loan Agreement requires, among other things, that the Company and its Subsidiaries, on a consolidated basis, maintain a Fixed Charge Coverage Ratio of no less than 1.20 to 1.0.  The Loan Agreement also contains covenants typical of transactions of this type, including among others, limitations on the Company’s ability to: create, incur or assume any indebtedness or lien on Company assets; pay dividends or make other distributions; redeem, retire or acquire the Company’s outstanding common stock, options, warrants or other rights; make fundamental changes to its corporate structure or business; make investments or asset sales; or engage in certain other activities as set forth in the Loan Agreement. A copy of the Loan Agreement is attached to this Current Report on Form 8-K as Exhibit 2.2 and is incorporated by reference herein. The foregoing description of the Loan Agreement is qualified in its entirety by reference to Exhibit 2.2.

Item 1.02.  Termination of a Material Definitive Agreement.

On July 1, 2020, the Company terminated the Existing Credit Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The description of the Acquisition contained in Item 1.01 above is hereby incorporated by reference.

Item 2.02.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Loan Agreement contained in Item 1.01 above is hereby incorporated by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2020, the Company entered into an amendment to the Non-Disclosure, Non-Compete and Development Assignment Agreement, dated May 2, 2018, with Mr. Kevin A. Paprzycki, pursuant to which Mr. Paprzycki’s severance period in the event he is terminated without cause was increased from an amount equal to one month’s base salary for each year served, up to a maximum of six months, to an amount equal to twelve months’ base salary.

Item 7.01 Regulation FD Disclosure.

On July 1, 2020, the Company issued a press release announcing the Acquisition and the Loan Agreement. A copy of the Acquisition press release and the Loan Agreement press release are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report. An overview presentation regarding the Acquisition and related financing is posted on the Investor Relations Section of the Company’s website at www.slginc.com. The information under this Item 7.01 and contained in Exhibit 99.1, 99.2, and 99.3 will not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as is expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated June 25, 2020.
2.2	Loan and Security Agreement, dated July 1, 2020.
10.1	Amendment to Employee At Will, Non-Disclosure, Non-Compete and Development Assignment Agreement, dated June 25, 2020.
99.1	Scott’s Liquid Gold-Inc. press release, dated July 1, 2020.
99.2	Scott’s Liquid Gold-Inc. press release, dated July 1, 2020.
99.3	Biz and Dryel Brands Investor Relations Slide Deck.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date:	July 1, 2020	By:	/s/ Mark E. Goldstein
Mark E. Goldstein
President and Chief Executive Officer